UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2015

GOLUB CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-00794	27-2326940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Wacker Drive, Suite 800, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 205-5050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm

On November 17, 2015, the board of directors (the “Board”) of Golub Capital BDC, Inc. (the “Company”) (NASDAQ:GBDC) dismissed RSM US LLP (formerly McGladrey LLP through October 25, 2015) (“RSM”) as the Company’s independent registered public accounting firm. The Board’s decision to dismiss RSM was recommended by the audit committee of the Board.

RSM served as the Company’s independent registered public accounting firm for the fiscal years ended September 30, 2014 and 2015. The audit reports of RSM on the Company’s financial statements as of and for the years ended September 30, 2014 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2014 and 2015 and through November 17, 2015, there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RSM would have caused it to make reference to the subject matter of the disagreements in connection with its audit report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company requested that RSM furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements. A copy of RSM’s letter dated November 20, 2015 is filed as an exhibit to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

On November 17, 2015, upon the recommendation of the audit committee, the Board engaged Ernst & Young LLP (“E&Y”) to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2016.

During the two most recent fiscal years and through November 17, 2015, the date of the engagement of E&Y, neither the Company nor any person on its behalf has consulted with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of RSM US LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL BDC, INC.

Date:	November 20, 2015	By:	/s/ Ross A. Teune
			Name:	Ross A. Teune
			Title:	Chief Financial Officer